EXHIBIT 7.01
                                                                    ------------



                             JOINT FILING AGREEMENT

         This Agreement is made this 22nd day of January, 2007, by and between each of the undersigned.

         WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in EGL, Inc.;

         NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in EGL, Inc., and each of the undersigned hereby designates and appoints James R. Crane and Margaret Barradas as his attorney-in-fact with full power of substitution for each of them to sign, file and make any amendments to such Schedule 13D.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [Signature Pages Follow.]


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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing
Agreement as of the date first written above.


                                        /s/  JAMES R. CRANE
                                    -------------------------------------
                                    JAMES R. CRANE



                                        /s/  E. JOSEPH BENTO
                                    -------------------------------------
                                    E. JOSEPH BENTO



                                        /s/  RONALD E. TALLEY
                                    -------------------------------------
                                    RONALD E. TALLEY



                                        /s/  GREGORY WEIGEL
                                    -------------------------------------
                                    GREGORY WEIGEL



                                        /s/  KEITH WINTERS
                                    -------------------------------------
                                    KEITH WINTERS



                                        /s/  VITTORIO FAVATI
                                    -------------------------------------
                                    VITTORIO FAVATI